UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 3, 2009

                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                  001-10435                   06-0633559
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)           Identification Number)

                  ONE LACEY PLACE, SOUTHPORT, CONNECTICUT 06890
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (203) 259-7843

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

            On February 3, 2009, the Board of Directors of Sturm, Ruger & Company, Inc. (the "Company") adopted a resolution approving an amendment to the Company's By-laws to ensure that officers and directors of the Corporation are provided adequate indemnification which, in the event of an amendment to such provision, is not subject to retroactive application. Article 5 Section 1 of the By-laws was thereby deleted in its entirety and replaced with a revised Article 5 Section 1, which is reprinted in its entirety in the Resolution of the Board of Directors of the Company attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and qualifies the foregoing description in its entirety.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.       Description
-----------       -----------

3.1 Resolution of the Board of Directors of Sturm, Ruger & Company, Inc. adopted on February 3, 2009.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        STURM, RUGER & COMPANY, INC.


                                        By:    /s/Thomas A. Dineen
                                               ---------------------------------
                                        Name:  Thomas A. Dineen
                                        Title: Principal Financial Officer, Vice
                                               President, Treasurer and  Chief
                                               Financial Officer

Dated: February 6, 2009